DLD Group, Inc.

and

DLD Great Industry Limited

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at September 30, 2014	P-2

Pro Forma Combined Statement of Operations and Comprehensive Income (Loss) for the Nine Months Ended September 30, 2014	P-3

Pro Forma Combined Statement of Operations and Comprehensive Income (Loss) for the Year Ended December 31, 2013	P-4

Notes to the Pro Forma Combined Financial Statements	P-5

DLD Group, Inc. and DLD Great Industry Limited
Pro Forma Combined Balance Sheet
September 30, 2014
(Unaudited)

	Historical			Pro Forma
		DLD Great Industry
	DLD Group, Inc.	Limited		Adjustments	Combined

ASSETS
CURRENT ASSETS
Cash	$15,258	$339,281		$-	$354,539
Accounts receivable, net		11,342			11,342
Advance on purchases		594,348			594,348
Prepayments and other current assets	10,000	454,131			464,131
Due from affiliates	-	1,034,484		(60,000)	974,484

Total current assets	25,258	2,433,586		(60,000)	2,398,844

PROPERTY AND EQUIPMENT
Property and equipment	3,982	15,824,388			15,828,370
Accumulated depreciation	(2,107)	(1,676,335)			(1,678,442)

Property and equipment, net	1,875	14,148,053		-	14,149,928

OTHER ASSETS
Deferred expenses	-	373,274			373,274

Total other assets	-	373,274		-	373,274

Total Assets	$27,133	$16,954,913		$(60,000)	$16,922,046

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$9,288	$52,415		$-	$61,703
Taxes payable		27,330			27,330
Advances from stockholders		18,665,579			18,665,579
Advances from affiliates	60,000			(60,000)	-
Accrued expenses and other current liabilities		1,414,236			1,414,236
Deferred revenue		75,281			75,281

Total current liabilities	69,288	20,234,841		(60,000)	20,244,129

Total liabilities	69,288	20,234,841		(60,000)	20,244,129

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' DEFICIT
Preferred stock par value $0.001: 500,000 shares authorized; none issued or outstanding	-	1,800	(3)	(1,800)	-
Common stock par value $0.001: 200,000,000 shares authorized; 100,215 shares issued and outstanding 2,100,215 shares issued and outstanding - Pro Forma	100	58,200	(1)(4)	(56,200)	2,100
Additional paid-in capital	8,356,435	7,385,871	(1)(2)(3)(4)	(8,340,690)	7,401,616
Accumulated deficit	(8,398,690)	(10,731,228)	(2)	8,398,690	(10,731,228)
Acumulated other comprehensive income (loss):
Foreign currency translation gain		5,429			5,429

Total stockholders' deficit	(42,155)	(3,279,928)		-	(3,322,083)

Total Liabilities and Stockholders' Deficit	$27,133	$16,954,913		$(60,000)	$16,922,046

(1)	To reflect the issuance of 2,000,000 shares of DLD Group’s common stock for the acquisition of all of the issued and outstanding capital stock of DLD Great Industry.
(2)	To reclassify DLD Group’s accumulated deficit as additional paid-in capital in connection with the recapitalization of DLD Group.
(3)	To reclassify DLD Great Industry’s preferred stock as additional paid-in capital in connection with the recapitalization of DLD Group.
(4)	To reclassify DLD Great Industry’s common stock as additional paid-in capital in connection with the recapitalization of DLD Group.

See accompanying notes to the pro forma combined financial statements.

DLD Group, Inc. and DLD Great Industry Limited
Pro Forma Combined Statement of Operations
For the Nine Months Ended September 30, 2014
(Unaudited)

	Historical			Pro Forma
		DLD Great Industry
	DLD Group, Inc.	Limited		Adjustments	Combined

Revenue
Marketing services	$-	$99,442		$-	$99,442
Terminal operator membership fees		2,828			2,828
Commission income		5,050			5,050
Rental income		440,231			440,231

Total revenue	-	547,551		-	547,551

Cost of revenue

Cost of rental income		590,208			590,208
Total cost of revenue	-	590,208		-	590,208

Gross margin	-	(42,657)		-	(42,657)

Operating expenses
Selling expensens		91,459			91,459
Advertising		123,455			123,455
Salary and wages		1,984,441			1,984,441
Rent expenses		338,180			338,180
General and administrative expenses	95,949	587,283			683,232

Total operating expenses	95,949	3,124,818		-	3,220,767

Loss from operations	(95,949)	(3,167,475)		-	(3,263,424)

Other (income) expense
Interest income		(428)			(428)
Interest expense	433				433
Other (income) expenses		970			970

Other (income) expense, net	433	542		-	975

Loss before income tax provision	(96,382)	(3,168,017)		-	(3,264,399)

Income tax provision	-	-		-	-

Net Loss	(96,382)	(3,168,017)		-	(3,264,399)

Other comprehensive income (loss)
Foreign currency translation gain (loss)		6,391			6,391

Total other comprehensive income (loss)	-	6,391		-	6,391

Comprehensive loss	$(96,382)	$(3,161,626)		$-	$(3,258,008)

Earnings per share - basic and diluted					$(1.55)

Weighted average common shares outstanding - basic and diluted	100,215		(1)	2,000,000	2,100,215

(1) To reflect the issuance of 2,000,000 shares of DLD Group’s common stock for the acquisition of all of the issued and outstanding capital stock of DLD Great Industry.

See accompanying notes to the pro forma combined financial statements.

DLD Group, Inc. and DLD Great Industry Limited
Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2013
(Unaudited)

	Historical			Pro Forma
		DLD Great Industry
	DLD Group, Inc.	Limited		Adjustments	Combined
Revenue
Marketing services	$-	$80,189		$-	$80,189
Terminal operator membership fees		9,444			9,444
Commission income		1,768			1,768
Rental income		582,030			582,030

Total revenue	-	673,431		-	673,431

Cost of revenue
Cost of rental income		814,663			814,663

Total cost of revenue	-	814,663		-	814,663

Gross margin	-	(141,232)		-	(141,232)

Operating expenses
Selling expensens		106,047			106,047
Advertising		468,772			468,772
Salary and wages		420,414			420,414
Rent expenses		373,241			373,241
General and administrative expenses	128,470	321,763			450,233

Total operating expenses	128,470	1,690,237		-	1,818,707

Loss from operations	(128,470)	(1,831,469)		-	(1,959,939)

Other (income) expense
Interest income		(230)			(230)
Other (income) expenses		2,841			2,841

Other (income) expense, net	-	2,611		-	2,611

Loss before income tax provision	(128,470)	(1,834,080)		-	(1,962,550)

Income tax provision	-	-		-	-

Net Loss	(128,470)	(1,834,080)		-	(1,962,550)

Other comprehensive income (loss)
Foreign currency translation gain (loss)		19,952			19,952

Total other comprehensive income (loss)	-	19,952		-	19,952

Comprehensive loss	$(128,470)	$(1,814,128)		$-	$(1,942,598)

Earnings per share - basic and diluted					$(0.93)

Weighted average common shares outstanding - basic and diluted	100,215		(1)	2,000,000	2,100,215

(1) To reflect the issuance of 2,000,000 shares of DLD Group’s common stock for the acquisition of all of the issued and outstanding capital stock of DLD Great Industry.

See accompanying notes to the pro forma combined financial statements.

DLD Group, Inc.
and
DLD Great Industry Limited.

As of and for the nine months ended September 30, 2014

As of and for the year ended December 31, 2013

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

Note 1 - Organization and Operations

DLD Group, Inc. (formerly Europa Resources Inc. and EWRX Internet Systems, Inc.)

DLD Group, Inc. (formerly Europa Resources Inc. and EWRX Internet Systems, Inc.) ("DLD Group" or the "Company") was incorporated on June 25, 1997 under the laws of the State of Nevada.

Acquisition of DLD Great Industry Limited and Consolidated Entities (“DLD BVI”) Recognized as a Reverse Acquisition

On December 30, 2014, DLD Group entered into a share exchange agreement (the “Share Exchange Agreement”) with all of the shareholders of DLD BVI representing 100% of the then issued and outstanding capital stock of DLD BVI and consummated the Share Exchange Agreement upon signing of the Share Exchange Agreement. Pursuant to the terms of the Share Exchange Agreement, DLD Group acquired all of the issued and outstanding shares of the capital stock of DLD BVI in exchange for 2,000,000 shares of common stock of DLD Group. The number of shares issued represented approximately 95.2% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement.

As a result of the controlling financial interest of the former stockholders of DLD BVI, for financial statement reporting purposes, the merger between DLD Group and DLD BVI has been treated as a reverse acquisition with DLD BVI deemed the accounting acquirer and DLD Group deemed the accounting acquiree under the acquisition method of accounting in accordance with FASB ASC Section 805-10-55. The reverse acquisition is deemed a capital transaction and the net assets of DLD BVI (the accounting acquirer) are carried forward to DLD Group (the legal acquirer and the reporting entity) at their carrying value before the acquisition. The acquisition process utilizes the capital structure of DLD Group and the assets and liabilities of DLD BVI which are recorded at historical cost. The equity of the combined entity is the historical equity of DLD BVI retroactively restated to reflect the number of shares issued by DLD Group in the transaction.

DLD Great Industry Limited and Consolidated Entities

DLD Great Industry Limited

DLD Great Industry Limited (“DLD BVI”) was incorporated on December 11, 2012 under the laws of the Territory of the British Virgin Islands (“BVI”).

Formation of a Wholly Owned Subsidiary, DLD International Group Limited

On August 29, 2013, DLD BVI formed a wholly owned subsidiary, DLD International Group Limited ("DLD HK") under the laws of the Hong Kong Special Administrative Region (“HK SAR”) of the People’s Republic of China (“PRC”).

On November 21, 2013, DLD HK formed a wholly owned foreign enterprise, Beijing DLD Enterprise Management Consulting Co., Ltd. (“DLD WOFE") under the laws of the People’s Republic of China (“PRC”) in the City of Beijing, China.

Variable Interest Entity (“VIE”) under Common Control

Formation/Acquisition of VIEs

Dianliandian Science & Technology Co., Ltd. ("DLD Technology") was incorporated on February 23, 2012 under the laws of the People’s Republic of China (“PRC”) under the laws of the People’s Republic of China (“PRC”) in the City of Beijing, China. DLD Technology engages in technology development, technology transfer, technology consulting, technology services; computer system service; data processing; application service; and software service (collectively, the “Principal Business”).

Shenzhen Tonychengyi Sanxing Weiye Network Technology Co., Ltd. ("STSW") was incorporated on August 14, 2009 under the laws of the People’s Republic of China (“PRC”) in the City of Shenzhen, Guangdong Province, China. STSW engages in research and development of internet technology and social network.

Obtaining Control of VIE upon Entry into a Series of Agreements

On December 9, 2014, DLD WOFE entered into a series of agreements with the stockholders of DLD Technology and STSW (individually “VIE” or collectively "VIEs") including an Exclusive Business Cooperation and Management Agreement, an Equity Pledge Agreement, an Exclusive Option Agreement and the power of attorney executed by the shareholders of DLD Technology and STSW.

(i) Exclusive Business Cooperation and Management Agreement

Under the Exclusive Business Cooperation and Management Agreement, VIE appoints DLD WOFE as VIE’s exclusive services provider to provide VIE with complete business support, operational management and technical and consulting services to the extent permitted by the currently effective laws of China, which may include all services within the business scope of VIE as may be determined from time to time by DLD WOFE, such as but not limited to technical services, business consultations, equipment or property leasing and marketing consultancy.

DLD WOFE shall be fully and exclusively responsible for the operation of VIE, which includes the right to appoint and terminate members of its Board of Directors and the right to hire managerial and administrative personnel etc. DLD WOFE or its voting proxy shall make a shareholder’s resolution and a Board of Directors’ resolution based on the decision of DLD WOFE. DLD WOFE has the full and exclusive right to manage and control all cash flow and assets of DLD WOFE. DLD WOFE has the full and exclusive right to decide the use of the funds of VIE. DLD WOFE shall have the full and exclusive right to control and administrate the financial affairs and daily operation of VIE, such as entering into and performance of contracts, and payment of fees and expenses etc.

VIE further agrees that unless with DLD WOFE's prior written consent, VIE shall not accept any similar consultations and/or services provided by any third party and shall not establish a similar corporation relationship with any third party regarding the matters contemplated by this agreement.

VIE may enter into equipment or property leases with DLD WOFE or any other party designated by DLD WOFE which shall permit VIE to use DLD WOFE or third parties' relevant equipment or property based on the needs of the business of VIE.

DLD WOFE shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others.

The term of this Agreement is 10 years. The term of this Agreement may be extended if confirmed in writing by DLD WOFE prior to the expiration thereof. The extended term shall be determined by DLD WOFE, and VIE shall accept such extended term unconditionally. Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof. During the term of this Agreement, unless DLD WOFE commits gross negligence, or a fraudulent act, against VIE, VIE shall not terminate this Agreement prior to its expiration date. Nevertheless, DLD WOFE shall have the right to terminate this Agreement upon giving 30 days prior written notice to VIE at any time.

VIE shall pay an annual service fee to DLD WOFE in the equivalent amount of VIE’s audited total amount of net income of such year (the “Annual Service Fee”). If VIE’s annual net income is zero, VIE is not required to pay the Annual Service Fee; if VIE sustains losses in any fiscal year, all such losses will be carried over to next year and deducted from next year’s Annual Service Fee.

(ii) Equity Interest Pledge Agreement

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by VIE, including without limitation the consulting and service fees payable to DLD WOFE under the Exclusive Business Cooperation and Management Agreement, VIE’s shareholders pledge to DLD WOFE a first security interest in all of VIE’s shareholders’ right, title and interest in the Equity Interest of VIE. Prior to the full payment of the consulting and service fees described in the Exclusive Business Cooperation and Management Agreement, without DLD WOFE’s written consent, VIE’s shareholders shall not assign the Pledge or the Equity Interest in VIE.

The term of this Agreement is conditioned upon the performance of the Exclusive Business Cooperation and Management Agreement and is terminated when the Exclusive Business Cooperation and Management Agreement is terminated.

(iii) Exclusive Option Agreement

VIE’s shareholders grant DLD WOFE an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in VIE now or then held by VIE shareholders (regardless whether VIE’s shareholders’ capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at DLD WOFE's sole and absolute discretion to the extent permitted by Chinese laws.

Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by DLD WOFE, the purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal the actual capital contributions paid in the registered capital of VIE by VIE’s shareholders for the Optioned Interests.

Without the prior written consent of DLD WOFE, VIE’s shareholders shall not in any manner supplement, change or amend the articles of association and bylaws of VIE, increase or decrease its registered capital, or change its structure of registered capital in other manners; VIE shareholders shall maintain VIE's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs.

Without the prior written consent of DLD WOFE, VIE’s shareholders shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of VIE or legal or beneficial interest in the business or revenues of VIE, or allow the encumbrance thereon of any security interest; incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to DLD WOFE for which DLD WOFE's written consent has been obtained.

VIE’s shareholders shall provide DLD WOFE with information on VIE’s business operations and financial condition at DLD WOFE's request; without the prior written consent of DLD WOFE, VIE’s shareholders shall not cause VIE to provide any person with any loan or credit.

Without the prior written consent of DLD WOFE, VIE’s shareholders shall not cause VIE to execute any major contracts, except contracts in the ordinary course of business (a contract with a value exceeding RMB100,000 shall be deemed a major contract).

If requested by DLD WOFE, VIE’s shareholders shall procure and maintain insurance in respect of VIE's assets and business from an insurance carrier acceptable to DLD WOFE, at an amount and type of coverage typical for companies that operate similar businesses.

Without the prior written consent of DLD WOFE, VIE’s shareholders shall not cause or permit VIE to merge, consolidate with, acquire or invest in any person. VIE’s shareholders shall immediately notify DLD WOFE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to VIE' assets, business or revenue.

To maintain the ownership by VIE of all of its assets, VIE’s shareholders shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims.

Without the prior written consent of DLD WOFE, VIE’s shareholders shall ensure that VIE shall not in any manner distribute dividends to its shareholders, provided that upon VIE’s written request, VIE shall immediately distribute all distributable profits to its shareholders. At the request of DLD WOFE, VIE’s shareholders shall appoint any persons designated by DLD WOFE as the director and/or executive director of VIE.

The term of this Agreement is 10 years.

(iv) Power of Attorney

Each shareholder of VIE granted DLD WOFE a Power of Attorney to act on his/her behalf as his/her exclusive agent and attorney with respect to all matters concerning their Shareholding, including without limitation to: 1) attend shareholder’s meetings; 2) exercise all the shareholder's rights and shareholder's voting rights, including but not limited to the sale or transfer or pledge or disposition of their Shareholding in part or in whole; and 3) designate and appoint on behalf of them the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of VIE.

DLD WOFE shall have the power and authority to execute the Transfer Contracts stipulated in the Exclusive Option Agreement and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement.

DLD WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to shareholder of VIE or obtaining their consent.

Determination of VIE

Variable interest entity (“VIE”) refers to an entity (the investee) in which the investor holds a controlling interest that is not based on the majority of voting rights. A VIE is an entity meeting one of the following three (3) criteria as elaborated in FASB ASC 810-10 [formerly FIN 46 (Revised)]:

1.	The equity-at-risk is not sufficient to support the entity's activities (e.g.: the entity is thinly capitalized, the group of equity holders possesses no substantive voting rights, etc.);
2.	As a group, the equity-at-risk holders cannot control the entity; or
3.	The economics do not coincide with the voting interests (commonly known as the "anti-abuse rule").

Under the above described contractual arrangements, DLD Technology and STSW became the variable interest entity of DLD WOFE on 2013 upon the entry into the above described agreements.

Note 2 - Basis of Pro Forma Presentation

Assumptions of Pro Forma Combined Financial Statements

The accompanying pro forma combined balance sheet as of September 30, 2014 and the pro forma combined statements of operations and comprehensive income (loss) for the nine months then ended and for the year ended December 31, 2013 are based on the historical financial statements of DLD Group, Inc. and DLD Great Industry Limited after giving effect to DLD Group Inc.’s acquisition of 100% equity interest of DLD Great Industry Limited using equity method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such transaction had occurred as of January 1, 2013 for the balance sheet and statements of operations and comprehensive income (loss) for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized during the specified periods had such transaction occurred as of January 1, 2013. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with DLD Great Industry Limited’s historical financial statements as of September 30, 2014 and for the reporting period then ended and for the year ended December 31, 2013 included elsewhere as exhibits in this current report as filed with the United States Securities and Exchange Commission (“SEC”) herewith and DLD Group Inc.’s historical financial statements as of September 30, 2014 and for the reporting period then ended and for the year ended December 31, 2013 included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014 and in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of DLD Group would actually have been had the transaction in fact occurred as of January 1, 2013, nor do they purport to project the results of operations or financial position of DLD Group for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the transaction since such amounts, if any, are not presently determinable.

Note 3 - Pro Forma Adjustments

The accompanying pro forma combined financial statements have been prepared as if the transaction was completed on January 1, 2013 for balance sheet purpose and for statements of operations and comprehensive income (loss) purpose and reflect the following pro forma adjustments:

1) To reflect issuance of 2,000,000 shares of the Company's common stock to the stockholders of DLD Great Industry Limited in connection with the acquisition of DLD Great Industry Limited

Common stock par value $0.001	(2,000)

Additional paid-in capital	2,000

2) To reclassify DLD Group’s accumulated deficit as additional paid-in capital in connection with the recapitalization of DLD Group.

Accumulated deficit	8,398,690

Additional paid-in capital	(8,398,690)

3) To reclassify DLD Great Industry’s preferred stock as additional paid-in capital

Preferred stock par value $0.001	1,800

Additional paid-in capital	(1,800)

4) To reclassify DLD Great Industry’s common stock as additional paid-in capital

Common stock	58,200

Additional paid in capital	(58,200)